2Q 2022 Earnings Presentation August 3rd, 2022 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates, including those associated with CECL accounting; the impact of changes in tax laws, guidance, and interpretations, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The COVID-19 pandemic may impact Regional Management’s operations and financial condition and may also magnify many of the existing risks and uncertainties. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures.  Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

2Q 2022 Financial Highlights Net income of $12.0 million, or $1.24 diluted EPS Total revenue increased $23.2 million, or 23.3% Interest and fee income up 23.6% primarily due to a 30.9% increase in ANR Insurance income, net increased by $1.6 million due to portfolio growth Provision for credit losses increased $24.9 million, or 120.9% Net credit losses higher by $16.0 million on higher ANR and credit normalization Increase in provision of $8.9 million from a $8.7 million reserve build in 2Q 22 compared to a $0.2 million reserve release in 2Q 21 Annualized operating expense ratio decreased 1.8% from prior year to 14.7% Revenue growth outpaced G&A expense growth by 3x Interest expense decreased $0.2 million, or 3.0% Favorable market value increase of $3.0 million on interest rate caps 3

Record originations for a second quarter, and up 12.9% year-over-year Year-over-year growth rate intentionally slowed in 2Q 22 from credit tightening actions Proactive growth initiative originations of $56.3 million in 2Q 22 drove increased volume Digital channel all-time high originations of $53.5 million, up from $36.0 million in 2Q 21 Record branch originations for a second quarter of $277.0 million, up from $263.6 million in 2Q 21 2Q 22 delinquency of 6.2%, up 50 basis points from 1Q 22 and still down 10 basis points from 2Q 19 pre-pandemic levels Quarterly Origination Trend Monthly Origination Trend 30+ Day Delinquencies Strong Originations and Delinquency Trend 4 ($ in millions) ($ in millions) ($ in millions)

Digitally Sourced Originations – Record High Record originations driven by affiliate expansion; offset by credit tightening actions Digital originations are sourced from either our affiliate partnerships or directly from our website All digitally sourced loans are underwritten by our custom credit scorecards and serviced by our branches Digital volume represented 32.9% of our total new borrower volume in 2Q 22 Large loans represented 66.4% of new digitally sourced loans booked Digitally Sourced Origination Volume Trend 5 ($ in millions)

Record Second Quarter Portfolio Growth Generated record sequential portfolio growth for a second quarter of $80 million, or 5.5%, in 2Q 22 Achieved year-over-year loan growth of $342 million, or 28.9%, in 2Q 22, slowing from 30.8% in 1Q 22 as a result of credit tightening for disciplined growth Continued the mix shift toward large loans As of June 30, 2022, 85% of net finance receivables were at or below 36% APR Product Mix 6

Higher ENR Per Branch is Driving Efficiency (1) Same store sales reflect the change in year-over-year sales for the comparable branch base. The comparable branch base includes those branches open for at least one year 7 ($ in thousands) Branch consolidations and our new state, lighter footprint strategy with larger branches, are driving strong ENR growth in all branch cohorts Same store(1) year-over-year growth rate of 24.7% in 2Q 22 vs. 15.4% in the prior-year period Considerable growth opportunities in our existing branch footprint, particularly from branches opened within the last 3 years

Revenue Up 23.3% on Strong Receivable Growth (1) Annualized total revenue and interest and fee as a percentage of average net receivables Total revenue yield decreased 210 basis points year-over-year and 30 basis points sequentially Interest and fee yield decreased 180 basis points year-over-year and 20 basis points sequentially due to the continued mix shift to larger loans, credit tightening on higher rate loans, and the impact of credit normalization on revenue reversals and non-accrual loans As of June 30, 2022, 85% of net finance receivables were at or below 36% APR Total Revenue Average Net Finance Receivables Total Revenue and Interest & Fee Yield 8 Note: Table above reflects changes in total revenue yield ($ in millions) ($ in millions)

Recent Credit Trends 30+ days past due of 6.2% is 50 basis points higher than 1Q 22 and still 10 basis points lower than pre-pandemic levels in 2Q 19 30+ days past due of $94.7 million compares favorably to loan loss reserves of $167.5 million as of June 30, 2022 2Q 22 net credit loss rate of 10.0% is 130 basis points higher than 1Q 22 and 40 basis points lower than the pre-pandemic level of 10.4% in 2Q 19 2Q 22 net credit loss rate of 10.0% included a 90 basis point impact from two high APR segments with profitable net credit margins 30+ & 90+ Delinquency Rates 9 ($ in millions) Net Credit Loss Rates

Reserved For Stressed Credit Losses In 2Q 22, we increased loan loss reserves by $8.7 million on $79.6 million in sequential portfolio growth and maintained a consistent reserve as a percentage of ENR (11.0%) from 1Q 22 to 2Q 22. The 2Q 22 ending reserve included $14.9 million associated with estimated future macroeconomic impacts on credit losses. 10 ($ in millions)

Achieving Operating Leverage While Investing in Our Business G&A expense held relatively flat for prior three quarters while growing the business Resulted in a 2Q 22 operating expense ratio decrease of 1.8% from the prior year to 14.7% Revenue growth outpaced G&A expense growth by 3x year-over-year in 2Q 22 (revenue increase of $23.2 million, G&A expense increase of $7.7 million) Operating Expense Ratio (4) (2) (3) Annualized general and administrative expenses as a percentage of average net finance receivables Adjusted to exclude $3.8 million of non-operating costs; $3.1 million related to the CEO transition and $0.7 million from the system outage. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Adjusted to exclude $0.8 million of severance related to workforce actions. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Adjusted to exclude incremental deferrals associated with digital loan origination costs of $1.5 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. ($ in millions) 11 Operating Expense Improvement ($ in millions)

(5) Low Cost of Funds 12 Favorable market value increase on interest rate caps impacted interest expense in 2Q 22 by $3.0 million Sold $450 million of interest rate caps in 2Q 22 and locked in $12.8 million of lifetime market value gains As of June 30, 2022, we had $100 million in total interest rate cap protection (with a weighted-average duration of 2.3 years) on our $189.7 million of variable rate debt The interest rate caps had a one-month LIBOR strike price of 50 basis points Interest Expense ($ in millions) (1) Market value (increase) decrease on interest rate caps (“MTM” or mark-to-market value) (1)

Strong Funding Profile As of June 30, 2022, total unused capacity was $611 million (subject to borrowing base) Available liquidity of $195 million as of June 30, 2022 Fixed-rate debt represented 84% of total debt as of June 30, 2022, and had an average revolving duration of 2.6 years Debt Capacity Fixed vs. Variable Debt Funded Debt Ratios 13 ($ in millions) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Annualized interest expense as a percentage of average net finance receivables Weighted-average coupon Private securitization that allows for fixed rate funding of loans with APRs greater than 36% resulting in a higher WAC than prior securitizations for funding of loans with APRs below 36% ($ in millions) (3) (4)

Appendix 14

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 15

Consolidated Income Statements 16

Consolidated Balance Sheets 17

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. The company has presented non-GAAP measures that adjust for an executive transition (1Q 20), a loan management system outage (1Q 20), workforce actions taken (3Q 20), and incremental deferrals associated with digital loan origination costs (3Q 21). The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our core operating results. As a result, the company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. In addition, tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide a reconciliation of GAAP measures to non-GAAP measures.  Annualized general and administrative expenses as a percentage of average net finance receivables Non-operating G&A expense items include costs of $3,066 related to the executive transition and $720 related to the loan management system outage Non-operating G&A expense items include severance costs of $778 related to workforce actions Non-operating G&A expense items include incremental deferrals associated with digital loan origination costs of $1,522 18 (2) (3) (4)

Non-GAAP Financial Measures (Cont’d) 19